SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report:  March 25, 2004

Commission File Number 1-7107

LOUISIANA-PACIFIC CORPORATION
(Exact name of registrant as specified in its charter)

DELAWARE	93-0609074
(State or Other Jurisdiction of Incorporation)	(IRS Employer Identification No.)

805 SW Broadway, Suite 1200, Portland, Oregon 97205-3303
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (503) 821-5100

ITEM 5.  Other Events.

On March 25, 2004, Louisiana-Pacific Corporation announced the successful completion of its solicitation of consents from holders of its 10.875% Senior Subordinated Notes due in 2008 (the “Notes”) to amend the indenture governing the Notes.  The amendments suspend substantially all of the restrictive covenants contained in the indenture, subject initially to LP’s maintenance of specified corporate credit ratings, and relax certain other restrictive covenants contained in the indenture.  The amendments do not affect the terms of any indebtedness of LP other than the Notes.

A copy of the press release announcing the expiration of the consent solicitation is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c)                                  Exhibits:

Exhibit Number	Description

99.1	Press release issued by Louisiana-Pacific Corporation, dated March 25, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LOUISIANA-PACIFIC CORPORATION

	By:	/s/ Curtis M. Stevens
Curtis M. Stevens
Executive Vice President and Chief
Financial Officer
(Principal Financial Officer)

Date: March 25, 2004

INDEX TO EXHIBITS

Exhibit Number	Description

99.1	Press release issued by Louisiana-Pacific Corporation, dated March 25, 2004.